UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 25, 2022

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 25, 2022, PEDEVCO Corp. (the “Company”, “we” and “us”) and SK Energy, LLC (“SK Energy”), an entity owned and controlled by Dr. Simon Kukes, the Company’s Chief Executive Officer and member of the Board of Directors, entered into a letter agreement amending the terms of SK Energy’s current sublease of approximately 300 square feet of office space at the Company’s Houston, Texas headquarters. Pursuant to the letter agreement, commencing September 1, 2022, SK Energy and the Company agreed to extend the sublease until August 31, 2024, in exchange for payment by SK Energy of a non-refundable lump-sum payment of $24,000 to the Company, which payment will be fully-earned and non-refundable by the Company, and if, for any or no reason, the Company is no longer a tenant at the premises or desires to terminate SK Energy’s tenancy for any or no reason, that SK Energy shall have no recourse, right or claim to refund or reimbursement of any of the amount paid.

The foregoing description of the letter agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information and disclosures set forth in Item 5.03 below is incorporated into this Item 3.03 by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Restricted Stock and Option Awards

On August 25, 2022, the Company granted (i) 100,000 shares of restricted Company common stock under the Company’s 2021 Equity Incentive Plan (the “Plan”) to Mr. John Scelfo, our Chairman, which shares vest on July 12, 2023, (ii) 70,000 shares of restricted Company common stock under the Plan to Mr. H. Douglas Evans, a member of the Board of Directors, which shares vest on September 27, 2023, and (iii) 70,000 shares of restricted Company common stock under the Plan to Mr. Ivar Siem, a member of the Board of Directors, which shares vest on July 12, 2023, in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo, Evans and Siem serving as non-employee directors of the Company.

The foregoing description of the Restricted Shares Grant Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof. A copy of the form of Restricted Shares Grant Agreement for the awards granted on August 25, 2022, is attached as Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission (“SEC”) on September 1, 2021 and is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 25, 2022, the Board of Directors of the Company approved an amendment to the Company’s amended and restated bylaws (the “Bylaws”), pursuant to the authority provided to the Board of Directors in the Bylaws, effective immediately, to increase the number of shares necessary to constitute a quorum at any meeting of the Company’s stockholders from ‘33 1/3%’ to a ‘majority’ of all shares of stock entitled to vote at any meeting of the Company’s stockholders, present in person or by proxy.

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The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the amendment to the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2022, the Company held its 2022 Annual Meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders (i) elected four director nominees, and (ii) approved, on an advisory basis, the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the 2022 fiscal year.

A total of 63,814,715 shares of common stock were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (a majority of the outstanding shares of the Company entitled to vote) based on 85,550,267 shares entitled to vote at the Annual Meeting as of the July 8, 2022 record date for the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on the following proposals described in greater detail in the Definitive Proxy Statement on Schedule 14A which the Company filed with the Securities and Exchange Commission on July 11, 2022 (the “Proxy Statement”) and summarized below. This Form 8‑K should be read in connection with the Proxy Statement. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected as directors.

The results of the voting for each of the proposals were as follows:

1. Election of Directors:

	For	Against	Abstain	Broker Non-Votes
John J. Scelfo	62,474,902	474,854	-0-	864,959
Simon Kukes	62,456,417	493,339	-0-	864,959
Ivar Siem	62,348,327	601,429	-0-	864,959
H. Douglas Evans	60,747,757	2,201,999	-0-	864,959

2. Ratification of the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2022:

For:	63,617,286

Against:	148,473

Abstain:	48,956

Broker Non-Votes:	-0-

As such, each of the four (4) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposal 2 was separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, such proposal.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Amendment to Bylaws (August 25, 2022)
10.1*	Sublease Letter Agreement, dated August 25, 2022, entered into by and between PEDEVCO Corp. and SK Energy, LLC
10.2	PEDEVCO Corp. 2021 Equity Incentive Plan (1)
10.3	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*Filed herewith.

(1)	Filed on September 1, 2021, as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 1, 2021 and incorporated herein by reference (File No. 001-35922).
(2)	Filed on September 1, 2021, as Exhibit 99.3 to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-259248).

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

Date: August 26, 2022

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